UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 9, 2012

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As previously disclosed, on October 24, 2012, the Board of Directors of Office Depot, Inc. (the “Company”) declared a dividend distribution of one preferred stock purchase right (a “Right”) for each outstanding share of Company common stock, par value $0.01 per share (the “Common Stock”) to stockholders of record at the close of business on November 9, 2012 (the “Record Date”). Each Right entitles the registered holder, subject to the terms of the Rights Agreement (defined below), to purchase from the Company one five-thousandth (1/5,000th) of a share of Series C Junior Participating Preferred Stock, $0.01 par value per share (the “Preferred Stock”), at a price of $11.50 per one five-thousandth (1/5,000th) of a share of Preferred Stock, subject to adjustment. The description and terms of the Rights and the Rights Agreement, dated as of October 24, 2012, between the Company and Computershare Shareowner Services LLC, as Rights Agent (the “Rights Agreement”), are set forth in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 30, 2012 (the “Prior Form 8-K”). A copy of the Rights Agreement was included as an exhibit to the Prior Form 8-K.

ITEM 8.01 OTHER EVENTS.

Pursuant to Section 3(a) of the Rights Agreement, as promptly as practicable following the Record Date, the Company is required to send a copy of a Summary of Rights to Purchase Preferred Stock (the “Summary of Rights”) to each record holder of Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. Accordingly, on or before November 20, 2012, the Company will commence the mailing to the record holders of its Common Stock as of the close of business on the Record Date of the Summary of Rights, together with an accompanying letter to stockholders (the “Stockholder Letter”), which highlights certain aspects of the Rights Agreement. The Summary of Rights and the Stockholder Letter will also be mailed to beneficial holders of Common Stock. Copies of the Summary of Rights and the Stockholder Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference in their entirety. Any description contained herein of the Summary of Rights or the Stockholder Letter is qualified in its entirety by reference to the complete text of each such document attached hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Summary of Rights to Purchase Series C Junior Participating Preferred Stock issued by Office Depot Inc. pursuant to the Rights Agreement, dated October 24, 2012, by and between Office Depot, Inc. and Computershare Shareowner Services LLC, as Rights Agent.

Exhibit 99.2	Letter to Stockholders, dated as of November 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: November 14, 2012

	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1	Summary of Rights to Purchase Series C Junior Participating Preferred Stock issued by Office Depot Inc. pursuant to the Rights Agreement, dated October 24, 2012, by and between Office Depot, Inc. and Computershare Shareowner Services LLC, as Rights Agent.

Exhibit 99.2	Letter to Stockholders, dated as of November 14, 2012.